UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     August 28, 2012

STRATEX OIL & GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	333-164856	94-3364776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Echo Lake Road, Watertown, CT		06795
(Address of principal executive offices)		(Zip Code)

860-417-2465
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 28, 2012 Stratex Oil & Gas Holdings, Inc. (the “Company”) issued a press release announcing its offer to acquire Magellan Petroleum Corporation. (“Magellan”).  The press release announcing the offer is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The offer letter delivered to Magellan’s Board of Directors is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Other Information

ADDITIONAL INFORMATION

This communication  is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell any securities of Magellan Petroleum Corporation (“Magellan”). The solicitation and offer to buy shares of Magellan common stock will only be made pursuant to an offer to purchase and related materials  No tender offer for the shares of Magellan Petroleum common stock has commenced at this time.  In connection with the proposed transaction, Stratex Oil & Gas Holdings, Inc. (the “Company”) may file tender offer documents with the U.S. Securities and Exchange Commission (“SEC”).  Any definitive tender offer documents will be mailed to stockholders of Magellan.  INVESTORS AND SECURITY HOLDERS OF MAGELLAN ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at http://www.sec.gov.  In connection with the proposed transaction, the Company may file a proxy statement with the SEC.  Any definitive proxy statement will be mailed to stockholders of Magellan.  INVESTORS AND SECURITY HOLDERS OF MAGELLAN ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K dated July 6, 2012, which was filed with the SEC on July 12, 2012, as amended July 13, 2012.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

All statements included or incorporated by reference in this communication other than statements or characterizations of historical fact, are forward-looking statements.  These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change.  Forward-looking statements can often be identified by words such as “anticipates”, “expects”, “intends”, “plans”, “predicts”, “believes”, “seeks”, “estimates”, “may”, “will”, “should”, “would”, “could”, “potential”, “continue”, “ongoing”, similar expressions, and variations or negatives of these words.

These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.  Important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition include the possibility that the Company will not pursue a transaction with Magellan and the risk factors discussed in our Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other SEC filings.  The forward-looking statements in this communication speak only as of the date of this filing.  We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1 99.2	Press release issued by Stratex Oil & Gas Holdings, Inc., dated August 28, 2012. Offer Letter to Magellan Petroleum Corporation from Stratex Oil & Gas Holdings, Inc., dated August 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX OIL & GAS HOLDINGS, INC.

Date: August 27, 2012	By:	/s/ Stephen Funk
Name: Stephen Funk
Title: Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1 99.2	Press release issued by Stratex Oil & Gas Holdings, Inc., dated August 28, 2012. Offer Letter to Magellan Petroleum Corporation from Stratex Oil & Gas Holdings, Inc., dated August 27, 2012.